ORIGINAL
NAME                       ISSUE DATE                PRIN              DOC #
----------------------------------------------------------------------------
HITEL                      7/31/98                 $45,000            9812
Marsala*                   7/31/98                 $50,000            9813
Sterling/Anniston          7/31/98                 $45,000            9814
A.CRAWFORD                 7/31/98                 $35,000            9815
BOOT                       7/31/98                 $50,000            9816

* Filed herewith
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                       NEW YORK REGIONAL RAIL CORPORATION
                                 4302 FIRST AVE.
                               BROOKLYN, NY 11232
                        (718) 788-3690 FAX (718) 788-4462



                              PROMISSORY NOTE 9813
                                  July 31, 1998


FOR THE VALUE RECEIVED, the undersigned promises to pay to the order of John Marsala, the sum of fifty thousand ($50,000.00) United States of America Dollars.

The Note amount shall be paid to Note Holder in a single payment of fifty thousand USA Dollars ($50,000.00), plus all accrued interest due, on or before September 30, 1998. Interest will be Ten percent (10%) per annum.

The maker grants the Holder an OPTION to acquire 56,250 non restricted Common Stock for:

         (i)       twenty cents ($.20) or
         (ii) a value per share calculated by the ninety percent (90%) of the average closing price of the common shares for the previous five trading days prior to the date the conversion is exercised by the Note holder.

Said OPTION will be exercisable until January 31, 1999. Maker warrants that Common shares provided to Note Holder on exercise will be issued without restrictions.

To receive a certificate for the Common shares when the Option is exercised, the Note will be presented to the Corporation, with the accompanying form of subscription duly executed. A subscription form is provided as an attachment to this Note.

In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.


New York Regional Rail Corporation

By:_________________________
President